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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-34569, No. 33-60997, No. 33-53321 and No.
33-53323) of Collins & Aikman Corporation of our report dated February 18, 2003 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP

Detroit, MI
March 15, 2004